UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2012

ASPEN INSURANCE HOLDINGS LIMITED

(Exact name of registrant as specified in its charter)

Bermuda	001-31909	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

141 Front Street

Hamilton HM 19

Bermuda

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code: (441) 295-8201

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 - Regulation FD

Item 7.01 Regulation FD Disclosure

On December 20, 2012, Aspen Insurance Holdings Limited (the “Company” or “Aspen”) issued a press release announcing its initial estimate of losses from Superstorm Sandy, which has been attached as Exhibit 99.1.

Section 8 - Other Events

Item 8.01 Other Events.

On December 21, 2012, the Company adopted a written trading plan under Rule 10b5-1 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to facilitate the continuing repurchase of its ordinary shares in accordance with the Company’s existing share repurchase authorization. As previously announced, on October 24, 2012 the Company’s Board of Directors approved a new share repurchase authorization for up to $400 million of outstanding ordinary shares, replacing the previous authorization, which permits the Company to effect the repurchases from time to time through a combination of transactions, including open market repurchases, privately negotiated transactions and accelerated share repurchase transactions.

The Company’s Rule 10b5-1 trading plan provides that a broker selected by the Company has the authority to repurchase ordinary shares at prevailing market prices on the New York Stock Exchange pursuant to the terms and limitations specified in the plan. The Rule 10b5-1 trading plan will allow the Company’s broker to repurchase ordinary shares on behalf of Aspen during Aspen’s prohibited trading periods in connection with Aspen’s fourth quarter 2012 earnings release. There can be no assurance that any ordinary shares will be repurchased by Aspen either through its Rule 10b5-1 trading plan or otherwise.

Aspen may terminate its Rule 10b5-1 trading plan at any time, so long as the termination is made in good faith and not as a part of a plan or scheme to evade the prohibitions of Rule 10b-5 under the Exchange Act, or other applicable securities laws.

Section 9. Financial Statements and Exhibits

Item 9.01 - Financial Statements and Exhibits

(d)	The following exhibit is furnished under Items 7.01 as part of this report:

99.1	Press Release of the Registrant, dated December 20, 2012.

The information furnished under Item 7.01 “Regulation FD Disclosure” shall not be deemed “filed” for purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASPEN INSURANCE HOLDINGS LIMITED
(Registrant)

Dated: December 21, 2012	By:	/s/ John Worth
	Name:	John Worth
	Title:	Chief Financial Officer

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